SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  June 17, 2011

NewCardio, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)
Delaware	333-149166	20-1826789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 Mission College Blvd., Suite 1175, Santa Clara, CA		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(408) 516-5000
N/A
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with an ongoing review of its corporate governance practices, the board of directors (the “Board”) of NewCardio, Inc. (the “Company”) has determined to periodically rotate the position of Chairman of the Board.  On June 17, 2011, Dr. Patrick Maguire, a member of the Board, assumed the role of Chairman, a position that has been held since March 2008 by Dr. Mark Kroll.  Dr. Kroll will continue to serve as a member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCARDIO, INC.

Dated: June 20, 2011	By:	/s/ Richard D. Brounstein
Name: Richard D. Brounstein
Title: Chief Financial Officer